                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report
                                October 27, 1998



                          WESTERN WIRELESS CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)




                                   Washington
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)






            000-28160                                    91-1638901
---------------------------------           ------------------------------------
    (Commission File Number)                  (IRS Employer Identification No.)




                         3650 131st Avenue SE, Suite 400
                               Bellevue, WA 98006
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (425) 586-8700



                             2001 NW Sammamish Road
                               Issaquah, WA 98027
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

On October 27, 1998, Western Wireless Corporation issued the following press release:

FOR IMMEDIATE RELEASE
FOR FURTHER INFORMATION CONTACT:
Investment Community:                           Media:
Ken Prussing                                    John Snyder
Western Wireless Corporation                    The Snyder Buscher Group
(425) 586-8072                                  (206) 652-9704
ken.prussing@wwireless.com                      jsnyder@sbgir.com

               WESTERN WIRELESS REPORTS THIRD QUARTER 1998 RESULTS
     - RECORD GROWTH IN SERVICE REVENUES WITH POSITIVE CONSOLIDATED EBITDA -
             - RULING REQUEST FILED WITH INTERNAL REVENUE SERVICE -

     BELLEVUE, Wash. (October 27, 1998) -- Western Wireless Corporation (NASDAQ:
WWCA), a leading provider of cellular and personal communications services
(PCS), announced today its financial and operating results for the third quarter ended September 30, 1998.

     "Western Wireless had an outstanding quarter for each of our businesses. We added over 85,000 new wireless subscribers during the quarter while continuing to show record growth in service revenues. For the third quarter in a row Western Wireless had positive EBITDA (operating income before depreciation and amortization) on a consolidated basis. The simultaneous growth and dramatically improved financial results are a testament to our commitment to serving our customers" said John Stanton, chairman and chief executive officer of Western Wireless. "Our VoiceStream(R) wireless business reached the important milestone of positive cash flow before marketing (EBITDA less sales and marketing, including net phone loss). Our Cellular One(R) business continued to generate free cash flow (EBITDA less capital expenditures) demonstrating, yet again, the value of our rural cellular business."

CONSOLIDATED FINANCIAL RESULTS

     For the third quarter ended September 30, 1998, Western Wireless had 885,100 total wireless subscribers, a 67.9 percent increase over the third quarter of 1997. The company reported total revenues of $157.6 million for the quarter, up 50.1 percent over the same quarter a year ago. Consolidated EBITDA was $15.7 million for the third quarter of 1998. The company had a net loss of $49.7 million, a basic loss of $0.65 per share for the quarter, down from a net loss of $68.0 million, and a basic loss of $0.97 per share for the third quarter of 1997.

     The company reported total revenues of $413.0 million for the nine months ended September 30, 1998, a 54.6 percent increase over the same period in 1997. Consolidated EBITDA was $26.7 million for the nine months ended September 30, 1998. Net loss was $166.9 million, a basic loss of $2.20 per share, for the nine months ended September 30, 1998, down from a loss of $193.2 million, a basic loss of $2.76 per share, for the same period in 1997.

CELLULAR AND PCS SUMMARIES

     For the quarter ended September 30, 1998, ending cellular subscribers were 620,300, a 45.5 percent increase over the same quarter in 1997. Cellular net additions were 37,000 for the quarter, including 4,800 from an acquisition. Cellular service revenues for the third quarter of 1998 increased 35.4 percent from the same quarter a year ago to $107.2 million. Cellular EBITDA for the quarter was $43.4 million, a 41.6 percent increase over the same quarter in 1997. Cellular free cash flow was $13.5 million for the third quarter, the seventh consecutive quarter of positive free cash flow for the cellular business.

     For the nine months ended September 30, 1998, cellular net additions were 100,300, including subscribers obtained through acquisitions. Cellular service revenues for the same period were $290.3 million, a 41.4 percent increase over the nine months ended September 30, 1997. For the nine months ended September 30, 1998, cellular EBITDA was $112.9 million, a 54.0 percent increase over the same period a year ago. Cellular free cash flow for the nine months ended September 30, 1998, was $63.4 million, a 98.3 percent increase over the same period in 1997.

     At the end of the third quarter 1998, Western Wireless had 264,800 VoiceStream PCS subscribers, an increase of 162.2 percent over the same quarter of 1997. VoiceStream PCS net additions were 52,200 for the quarter, a 96.2 percent increase over the third quarter of 1997. PCS service revenues were $34.4 million for the quarter compared to $16.2 million for the third quarter of 1997, an increase of 111.8 percent. The negative EBITDA declined from $31.6 million in the third quarter of 1997 to $27.8 million for the same quarter in 1998. Cash flow before marketing was positive for the first time in the history of VoiceStream. For the nine months ended September 30, 1998, the company added 136,200 VoiceStream PCS subscribers. VoiceStream PCS service revenues for the same period were $84.7 million, a 135.0 percent increase over the nine months ended September 30, 1997. The negative EBITDA declined from $97.3 million in the nine months ended September 30, 1997, to $86.2 million for the same period in 1998.

WESTERN WIRELESS INTERNATIONAL

     Western Wireless International (WWI) continues to make progress in developing the countries where it has operations. During the quarter a WWI partnership was awarded a license in Croatia. Total international subscribers from systems operating in Latvia, Georgia, and Iceland were over 50,000 at September 30, 1998.

RULING REQUEST FILED WITH THE INTERNAL REVENUE SERVICE

     Western Wireless is considering alternatives to its current capital structure, one of which is a potential spin-off of its 80.1 percent ownership interest in VoiceStream Wireless Corporation to its shareholders on a tax-free basis. In connection with such consideration, Western Wireless has filed a request for ruling with the Internal Revenue Service ("IRS") as to the tax-free nature of such spin-off. Such a transaction would be subject to numerous conditions including, among others, the receipt of a favorable IRS ruling, final approval by the Board of Directors of the terms and conditions of any such transaction, certain government and third party approvals and review by the Securities and Exchange Commission ("SEC") of necessary SEC filings. There can be no assurance that such potential tax-free spin-off will be consummated.

     Based in Bellevue, Wash., Western Wireless Corp. is a leading provider of wireless communications services in the western United States. It currently offers cellular service marketed under the Cellular One name in 17 western states. Marketed under the VoiceStream Wireless name, Western Wireless provides PCS service using the globally dominant GSM technology in nine U.S. metropolitan markets. In addition, Western Wireless owns PCS licenses for 104 markets. In conjunction with joint ventures Western Wireless provides VoiceStream PCS service in two additional markets, and owns licenses for another 21 markets. As a result, Western Wireless' combined cellular and PCS licenses, along with its joint ventures, cover 59 percent of the land in the continental United States.

                                       ###

                          WESTERN WIRELESS CORPORATION
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  (Dollars in thousands, except per share data)
                                   (Unaudited)


                                                             Three months ended September 30,       Nine months ended September 30,
                                                            ---------------------------------     ---------------------------------
                                                                1998                 1997             1998                 1997
                                                            ------------         ------------     ------------         ------------
Revenues:
     Subscriber revenues                                    $    118,233         $     81,829     $    324,076         $    209,517
     Roamer revenues                                              22,082               12,243           47,115               27,810
     Equipment sales and other revenues                           17,235               10,922           41,784               29,869
                                                            ------------         ------------     ------------         ------------
           Total revenues                                        157,550              104,994          412,975              267,196
                                                            ------------         ------------     ------------         ------------

Operating expenses:
     Cost of service                                              26,705               24,040           75,026               66,563
     Cost of equipment sales                                      30,597               21,989           77,107               57,496
     General and administrative                                   40,238               28,660          120,546               78,849
     Sales and marketing                                          44,347               31,233          113,643               88,254
     Depreciation and amortization                                40,282               37,305          115,483               96,927
                                                            ------------         ------------     ------------         ------------
           Total operating expenses                              182,169              143,227          501,805              388,089
                                                            ------------         ------------     ------------         ------------

Operating loss                                                   (24,619)             (38,233)         (88,830)            (120,893)
                                                            ------------         ------------     ------------         ------------

Other income (expense):
     Interest and financing expense, net                         (31,699)             (27,289)         (93,498)             (67,797)
     Equity in net loss of unconsolidated affiliates              (7,647)              (3,799)         (21,712)              (7,107)
     Other, net                                                    2,061                1,278            7,892                2,556
                                                            ------------         ------------     ------------         ------------
           Total other income (expense)                          (37,285)             (29,810)        (107,318)             (72,348)
                                                            ------------         ------------     ------------         ------------

Minority interest in net loss of consolidated subsidiary          12,231                                29,285
                                                            ------------                          ------------

           Net loss                                         $    (49,673)        $    (68,043)    $   (166,863)        $   (193,241)
                                                            ============         ============     ============         ============

Basic loss per common share                                 $      (0.65)        $      (0.97)    $      (2.20)        $      (2.76)
                                                            ============         ============     ============         ============

Weighted average common shares used in computing
      basic loss per common share                             75,877,000           70,056,000       75,828,000           70,004,000
                                                            ============         ============     ============         ============

                          WESTERN WIRELESS CORPORATION
                  SUPPLEMENTARY FINANCIAL AND OPERATIONAL DATA
                             (Dollars in thousands)
                                   (Unaudited)


 (Note: The following Table sets forth certain selected financial and operating data of the company for the three and nine months ended September 30, 1998 and
                                     1997)


                                                          THREE MONTHS ENDED SEPTEMBER 30,
                                            -------------------------------------------------------------
                                                       1998                               1997
                                            --------------------------         --------------------------
                                             CELLULAR           PCS             CELLULAR           PCS
                                            ---------        ---------         ---------        ---------
Revenues:
     Subscriber revenues                    $  84,942        $  33,291         $  65,588        $  16,241
     Roamer revenues                           20,972            1,110            12,243
     Equipment sales                            4,133           11,785             2,488            7,051
     Other revenues                             1,317                              1,383
                                            --------------------------         --------------------------
            Total revenues                    111,364           46,186            81,702           23,292
                                            --------------------------         --------------------------

Operating expenses:
     Cost of service                           14,415           12,290            12,105           11,935
     Cost of equipment sales                    9,247           21,350             7,092           14,897
     General and administrative                22,313           17,925            15,873           12,787
     Sales and marketing                       21,964           22,383            15,963           15,270
     Depreciation and amortization             19,199           21,083            16,730           20,575
                                            --------------------------         --------------------------
            Total operating expenses           87,138           95,031            67,763           75,464
                                            --------------------------         --------------------------
Operating income (loss)                     $  24,226        $ (48,845)        $  13,939        $ (52,172)
                                            ==========================         ==========================

EBITDA                                      $  43,425        $ (27,762)        $  30,669        $ (31,597)
                                            ==========================         ==========================

Ending subscribers                            620,300          264,800           426,300          101,000
                                            ==========================         ==========================


                                                            NINE MONTHS ENDED SEPTEMBER 30,
                                            -------------------------------------------------------------
                                                       1998                               1997
                                            --------------------------         --------------------------
                                             CELLULAR           PCS             CELLULAR           PCS
                                            ---------        ---------         ---------        ---------
Revenues:
     Subscriber revenues                    $ 241,802        $  82,274         $ 173,460        $  36,057
     Roamer revenues                           44,669            2,446            27,810
     Equipment sales                           10,097           27,857             8,405           17,407
     Other revenues                             3,830                              4,057
                                            --------------------------         --------------------------
            Total revenues                    300,398          112,577           213,732           53,464
                                            --------------------------         --------------------------

Operating expenses:
     Cost of service                           40,013           35,013            34,577           31,986
     Cost of equipment sales                   24,224           52,883            20,044           37,452
     General and administrative                64,361           56,185            42,449           36,400
     Sales and marketing                       58,899           54,744            43,360           44,894
     Depreciation and amortization             54,241           61,242            49,328           47,599
                                            --------------------------         --------------------------
            Total operating expenses          241,738          260,067           189,758          198,331
                                            --------------------------         --------------------------
Operating income (loss)                     $  58,660        $(147,490)        $  23,974        $(144,867)
                                            ==========================         ==========================

EBITDA                                      $ 112,901        $ (86,248)        $  73,302        $ (97,268)
                                            ==========================         ==========================

Ending subscribers                            620,300          264,800           426,300          101,000
                                            ==========================         ==========================

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WESTERN WIRELESS CORPORATION

                                         Dated:  October 27, 1998

                                         By  /s/ Alan R. Bender
                                           ------------------------------------
                                         Alan R. Bender
                                         Senior Vice President and
                                         General Counsel